SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

                   Current Report Under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report                            April 2, 2004

      Commission File No.                               0-8190

                     WILLIAMS INDUSTRIES, INCORPORATED
                     ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                              54-0899518
-----------------------------         -------------------------
(State or other jurisdiction of     (I.R.S. Employer Identification
 incorporation or organization)               Number)

     8624 J.D. Reading Drive                     20109
---------------------------------        ----------------------
(Address of Principal Executive                 (Zip Code)
 Offices)

         P.O. Box 1770                           20108
---------------------------------        ----------------------
(Mailing Address of Principal                   (Zip Code)
 Executive Offices)

                             (703) 335-7800
          ----------------------------------------------------
          (Registrant's telephone Number, including area code)



Item 4.  Changes in Registrant's Certifying Accountant.

(a) On March 30, 2004, the Company engaged McGladrey & Pullen LLP as the Company's principal independent accountant. The decision to change accountants was (A) made and approved by the Company's audit committee and (B) reported to the Board of Directors.

During the registrant's two most recent fiscal years, and the subsequent interim periods prior hereto, neither the registrant (nor someone on its behalf) has consulted McGladrey & Pullen LLP regarding

(i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or

(ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v), there being no such disagreements or reportable events.


The disclosures made in the registrant's 8-K dated March 15, 2004, reporting the dismissal of Aronson and Company as its principal independent accountant, as amended on March 26, 2004 and March 31, 2004, are incorporated herein by reference.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Williams Industries, Incorporated

Date:  April 2, 2004
                                /s/ FRANK E. WILLIAMS, III
                               -------------------------------
                                Frank E. Williams, III, President